UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2011

RADIOSHACK CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-5571	75-1047710
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

300 RadioShack Circle, Mail Stop CF3-203, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 415-3011
________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02. Results of Operations and Financial Condition.

On October 25, 2011, RadioShack Corporation (the “Company”) issued a press release containing certain information with respect to its third quarter 2011 financial results.  A copy of the press release is attached as Exhibit 99.1.

Item 8.01.  Other Events.

On October 25, 2011, the Company issued a press release discussing its new capital allocation strategy.  A copy of the press release is attached as Exhibit 99.2.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.

99.1	Press Release, dated October 25, 2011, “RadioShack Corporation Reports Third Quarter 2011 Results.”
99.2	Press Release, dated October 25, 2011, “RadioShack Announces New Capital Allocation Strategy with Significant Dividend Increase and Share Repurchase Program.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RadioShack Corporation
(Registrant)

Date: October 25, 2011	/s/ Dorvin D. Lively
Dorvin D. Lively
Executive Vice President - Chief Financial Officer and
Chief Administrative Officer
(principal financial officer)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release, dated October 25, 2011, “RadioShack Corporation Reports Third Quarter 2011 Results.”
99.2	Press Release, dated October 25, 2011, “RadioShack Announces New Capital Allocation Strategy with Significant Dividend Increase and Share Repurchase Program.”